Second Quarter 2010 Earnings Review and Acquisition Announcements July 16, 2010 Exhibit 99.1

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature. These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after June 30, 2010 and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) failure of the parties to satisfy the closing conditions in either merger agreement in a timely manner or at all; (2) failure of the shareholders of Smithtown Bancorp or LSB Corporation to approve the applicable merger agreement; (3) failure to obtain governmental approvals for one or both mergers;
(4) disruptions to the parties’ businesses as a result of the announcement and pendency of one or both mergers; (5) costs or difficulties related to the integration of the businesses following one or both mergers;
(6) changes in general, national or regional economic conditions; (7) the risk that the anticipated benefits, cost savings and any other savings from either transaction may not be fully realized or may take longer than expected to realize (8) changes in loan default and charge-off rates; (9) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates or credit availability; (11) possible changes in regulation resulting from or relating to the pending financial reform legislation; (12) People’s United’s success in addressing management succession issues in a timely and effective manner; (13) changes in levels of income and expense in noninterest income and expense related activities; (14) competition and its effect on pricing, spending, third-party relationships and revenues.
Forward Looking Statement

2 Agenda Second Quarter 2010 Results Acquisition Announcements Smithtown Bancorp (SMTB) LSB Corp. (LSBX) Q&A

Operating results reflect NIM improvement
partially offset by higher net charge-offs
Net income of $16.0 million, or $0.04 per share
Operating income of $31.8 million, or $0.09 per share excluding former
CEO separation costs, merger-related costs and system conversion costs
Net interest margin of 3.68%; up 21 bps from Q1 2010
Net charge-offs of average loans increased to 0.46% from 0.26%
in Q1 2010
Both non-interest income and non-interest expense reflect the acquisitions of Financial Federal and Butler Bank
Second Quarter 2010 Results
Overview

Systems conversion for Northern New England franchise scheduled to take place this weekend
Re-branding Northern New England franchise underway – all branches will now operate under People’s United name
Negotiated leases for 2 branches in downtown Boston – Prudential
Center and Financial District
Repurchased $52 million of stock (3.7 million shares at an average price of $13.98)
Initiatives
Operational milestones and
changes in approach to capital deployment

Excess Capital
Blended Margin
Core Bank

People's United Financial, Inc.

The core margin reflects
the benefit of the
Financial Federal (FIF)
acquisition completed in
February 2010.
Second Quarter 2010 Results
Net Interest Margin
.
2Q09
3Q09
4Q09
1Q10
2Q10
3.58%
3.65% 3.65%
3.96%
4.16%
3.12%
3.19%
3.19%
3.47%
3.68%
0.25%
0.25%
0.25%
0.25%
0.25%

2006-2010
2.01
1.74
5.15
4.95
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
PBCT Peer Group Mean Top 50 Banks by Assets
Second Quarter 2010 Results
NPA / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

Commercial & Equipment Financing
Historical Credit Performance
NPLs * (%)
NCOs (%)
Commentary
•
Portfolio remains well
diversified
•
Continue to see growth in core
middle market segment
•
Core portfolio is self-
originated, with rigorous
underwriting and ongoing
credit administration
•
Equipment Financing focused
on mission critical equipment
with good resale values
1.54
1.29
2.06
2.55
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
0.92
0.15
1.40
1.97
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* Excludes acquired non-performing loans

Commercial Real Estate Loans
Historical Credit Performance
Commentary
•
CRE portfolio totals $5.5BN
•
All CRE loans are underwritten
on a cash flow basis
•
Portfolio is well diversified
•
Loss content is limited
•
Strong CRE portfolio growth
opportunities continue to exist
NPLs * (%)
NCOs (%)
1.23
1.21
3.29
4.03
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
0.35
0.43
1.08
1.37
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* Excludes acquired non-performing loans

Residential Loans
Historical Credit Performance
NPLs * (%)
NCOs (%)
Commentary
•
Resolution of NPLs is limited
by a much slower foreclosure
process
•
Low LTV at origination
•
83% of NPLs have LTVs <90%;
should insure continued low
loss content
•
Given attractive spreads, we
began portfolioing some
residential mortgages this
quarter
3.40
2.70
3.01
3.45
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
0.07
0.01
1.07
1.90
0.00
0.50
1.00
1.50
2.00
2.50
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* Excludes acquired non-performing loans

Home Equity
Historical Credit Performance
Commentary NPLs * (%)
NCOs (%)
0.03
0.17
1.37
1.93
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
•
As of Q2 2010, Home Equity
loans stood at $2.0BN, flat from
Q1 2010 levels
•
Q2 2010 utilization rate was
48.2%, flat with Q1 2010 and Q4
2009
•
Asset quality remains high, as
measured by low NPLs and
NCOs
•
Home Equity remains an
important part of our retail
relationships
0.44
0.35
0.91
1.33
0.00
0.50
1.00
1.50
2.00
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010
PBCT Peer Group Mean Top 50 Banks
* Excludes acquired non-performing loans

2006-2010
0.46
0.26
1.60
2.40
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
PBCT Peer Group Mean Top 50 Banks
Second Quarter 2010 Results
Net Charge-Offs / Avg. Loans (%)

2006-2010
7.5
6.4
33.6
32.1
0
5
10
15
20
25
30
35
40
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
PBCT Peer Group Mean Top 50 Banks
Second Quarter 2010 Results
NPAs* / (Tangible Equity + LLR)* (%)
* Non-performing assets exclude acquired non-performing loans as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

People’s United Financial Acquires Smithtown Bancorp and LSB Corp.

VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
Burlington
Montpelier
Rutland
Concord
Manchester
Nashua
Lowell
Lawrence
Lynn
Salem
Boston
Dedham
Brockton
Worcester
Springfield
Providence
Hartford
Meriden
Waterbury
Danbury
Norwich
New Bedford
Plymouth
Portland
Biddeford
Augusta
Brunswick
Portsmouth
Troy
Albany
Pittsfield
New York
Brentwood
Bridgeport
Stamford
Fairfield
Yonkers
Port Chester
White Plains
Long Island Sound
Huntington Station
Hempstead
Freeport
Long Beach
West Babylon
Deer Park
Riverhead
Methuen
North Andover
Haverhill
Dracut
Tewksbury
Billerica
Chelmsford
Woburn
Medford
Malden
Somerville
Cambridge
Waltham
Peabody

People's United Financial, Inc.

14 Expanding Geographic Footprint Acquisition Announcements: Smithtown Bancorp (SMTB) and LSB Corp. (LSBX) Source: SNL Financial PBCT SMTB LSBX De Novo Branches

7 30
Branches
807 2,430
Assets ($MM)
544 2,041
Loans ($MM)
504 1,873
Deposits ($MM)
10 42
ATMs
LSB Corp. * Smithtown Bancorp *
Largest commercial bank
headquartered on Long Island, NY
operating as Bank of Smithtown
High quality branch network
Commercial bank headquartered in
North Andover, MA
operating as RiverBank
Operates in attractive markets
north of Boston
Description
Business Profiles
* Financial data as of March 31, 2010

Strategic Rationale
Expansion into densely populated, contiguous markets
Expansion into attractive Long Island market
Increases presence in Boston area
Continuing to build the premier regional bank in the Northeast
Provides platforms for increased market share in new markets
Significant opportunity to lower deposit costs to PBCT levels
Leverages excess capital
Exceeds financial hurdles
>15% IRR
Significant operating EPS accretion in year 1

Loan Portfolio Composition
Balance: $2.0 billion
Yield: 5.32%
NPAs / Loans + REO: 10.3%
LTM NCOs / Avg Loans: 1.77%
Loan Mark: 10.4%
16%
24%
11%
47%
Construction &
Development
Multi-Family
C&I
2%
Commercial
Real Estate
1-4 Family
Smithtown Bancorp *
Consumer
<1%
Balance: $0.5 billion
Yield: 5.79%
NPAs / Loans + REO: 2.0%
LTM NCOs / Avg Loans: 0.18%
Loan Mark: 3.0%
11%
6%
7%
30%
46%
Multi-Family
C&I
Commercial
Real Estate
1-4 Family
LSB Corp. *
Construction &
Development
Consumer
<1%
Completed extensive due diligence and loan file review
Conservative estimate of remaining cumulative losses
* Financial data as of March 31, 2010

Deposit Mix
Balance: $1.9 billion
Cost: 1.7%
8%
22%
20%
50%
Time Deposits
< $100K
Savings, Now
& MMDA
Smithtown Bancorp *
Noninterest-bearing
Balance: $0.5 billion
Cost: 1.8%
7%
23%
22%
48%
LSB Corp. *
Time Deposits
> $100K
Savings, Now
& MMDA
Noninterest-bearing
Time Deposits
< $100K
Time Deposits
> $100K
Analyzed deposit retention risks and evaluated retail distribution network
Mystery shopped all branches
Significant opportunity to lower deposit costs to PBCT levels over time
* Financial data as of March 31, 2010

Completed Completed Extensive due diligence
4
th
quarter 2010 4
th
quarter 2010 Expected close
LSB Corp. Smithtown Bancorp
Smithtown shareholders
Regulatory approvals
50% stock* / 50% cash
$60 million
$4.00
LSB shareholders
Regulatory approvals
100% cash
$96 million
$21.00 Price per share
Approvals
Consideration
Deal value
Summary of Key Terms
* People’s United current intention is to repurchase the shares being issued in the transaction

9% (4%)
Core deposit premium
30% or $3 million after-tax 15% or $5 million after-tax
Cost savings
N/A Repurchase shares issued
Stock buyback
Identified but not assumed Identified but not assumed
Revenue synergies
LSB Corp. Smithtown Bancorp
10.4%
$25 - $35 million after-tax
0.5x
3.0%
$5 million after-tax
1.5x Price / tangible book
Loan mark
Merger-related
expenses
Summary of Key Metrics and Assumptions

Pro Forma Impact
>15% >15% Internal rate of return
~$0.10 ~$0.01 ~$0.09
2011 operating EPS
accretion
***
~$9.65 $10.14
Tangible book value per
share
30
1.9
2.0
2.4
SMTB*
~15.0% 18.0%
Tangible common equity
ratio
7
0.5
0.5
0.8
LSBX*
333 296 Branches
25.1 21.9 Assets ($Bn)
18.3 15.8 Deposits ($Bn)
17.6 15.2 Loans ($Bn)
PBCT Pro Forma
**
* Financial data as of March 31, 2010
** Pro forma for purchase accounting adjustments. Assumes stock issued to SMTB is repurchased
*** Excludes one-time merger related expenses

Summary
Strong balance sheet with significant capital surplus
Pro forma Tangible Capital Ratio of 15.0%
Beginning to execute on strong opportunity set
Actively evaluating acquisitions - pipeline remains robust
Driving growth and profitability improvements within the core business, recently completed acquisitions (FIF and Butler) as well as newly announced acquisitions
(SMTB, LSBX)
Constantly considering returns available via share repurchases or dividend payouts
We are excited about growth and confident in our position

Appendix

Average Earning Assets
$ Inc/(Dec) %
Commercial real estate 5,216 $       5,137 $     4,802 $     79 $         2
Commercial lending 4,852          4,250        3,809        602          14
Shared national credits 505             551           719           (46)           (8)
                  Total Commercial 10,573        9,938        9,330        635          6
Residential mortgage 2,537          2,507        2,989        30            1
Home equity and other loans 2,209          2,235        2,276        (26)           (1)
Total loans 15,319        14,680      14,595      639          4
Investments 3,630          3,789        3,615        (159)         (4)
Total earning assets 18,949 $     18,469 $   18,210 $   480 $       3
vs. Q1 2010
($'s in millions) Q2 2010 Q1 2010 Q2 2009

Average Funding Mix
Loan portfolio is funded by core deposits
$ Inc/(Dec) %
Deposits:
     Non-interest-bearing 3,357 $          3,271 $          3,192 $          86 $               3
     Savings/Now/PMA 7,818             7,414             6,600             404                5
     Time 4,529             4,517             5,094             12                   0
Total deposits 15,704           15,202           14,886           502                3
Sub-debt / Other borrowings 348                371                351                (23)                 (6)
Total funding liabilities 16,052           15,573           15,237           479                3
Stockholders' equity 5,458             5,275             5,162             183                3
Total Funding 21,510 $        20,848 $        20,399 $        662 $             3
Average deposit cost 0.74% 0.78% 1.26% (0.04)% (5.1)%
vs. Q1 2010
Q1 2010 Q2 2009 ($'s in millions) Q2 2010

Quarterly Income Statement
vs. Q1 2010
$ Fav(Unf) % Inc/(Dec)
Net Interest Income 173.8 $      159.6 $     141.2 $     14.2 $       9
Provision for Loan Losses 17.8 9.5 14.0 (8.3) 87
Non-Interest Income 76.8 70.6 85.0 6.2 9
Non-interest Expense: Operating 186.6 176.9 167.8 (9.7) (5)
Merger/One Time Expense 23.2 23.4 8.4 0.2 1
Total Non-Interest Expense 209.8 200.3 176.2 (9.5) 5
Income Before Taxes
23.0 20.4 36.0 2.6 13
Net Income 16.0 13.6 25.3 2.4 18
Earnings Per Share 0.04 0.04 0.08 - -
Operating Earnings Per Share 0.09 0.08 0.07 0.01 13
($'s in millions, except EPS) Q2 2010 Q1 2010 Q2 2009

Non-Interest Income
$ Inc/(Dec) %
Investment management fees 8.6 $           7.9 $           8.6 $           0.7 $         9
Insurance revenue 6.3              7.3              6.8              (1.0)           (14)
Brokerage commissions 2.8              2.8              3.2              -              -
     Total wealth management 17.7            18.0            18.6            (0.3)           (2)
Bank service charges 32.9            31.2            32.9            1.7            5
Merchant services income 6.4              5.8              6.1              0.6            10
Net security gains -                -                12.0            -              -
Operating lease income 4.2              3.8              3.6              0.4            11
Loan Penalties/Late Charges 5.1              3.0              1.1              2.1            70
Other non-interest income 10.5            8.8              10.7            1.7            19
     Total non-interest income 76.8 $         70.6 $         85.0 $         6.2 $         9
Total non-interest income ex security gains 76.8 $         70.6 $         73.0 $         6.2 $         9
vs. Q1 2010
($'s in millions) Q2 2010 Q1 2010 Q2 2009

Non-Interest Expense
vs. Q1 2010
$ Inc %
Compensation and benefits 92.6 $              96.3 $            86.6 $            (3.7) $         (4)
Occupancy and equipment 28.5                 29.8               26.3               (1.3)            (4)
Professional/outside service fees 20.8                 13.6               11.7               7.2             53
Other non-interest expense 67.9                 60.6               51.6               7.3             12
Total non-interest expense 209.8 $           200.3 $          176.2 $          9.5 $          5
Operating non-interest expense 186.6 $           176.9 $          167.8 $          9.7 $          5
Q2 2010 Q1 2010 Q2 2009 ($'s in millions)

We expect that interest rates will not rise in 2010. However, we do expect rates to rise in
2011 and beyond
Given short term interest rates are 0-25bps, we are not taking asymmetrical risk with our securities book
For Q4 2009 (the most recent peer data available at time of Q1 2010 earnings) we were
~7-8x as asset sensitive as the peers, now we are ~4x as asset sensitive, this primarily reflects a move by peers to better position themselves for rate increases
For every 100bps increase in the Fed Funds rate, our net interest income will increase by ~$50MM on an annualized basis
Notes:
1. Analysis is as of 3/31/10 filings
2. Data as of 3/31/10 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 3/30/10 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed
Second Quarter 2010 Results
Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Lowest Amongst Highest Amongst Core PBCT Multiple to
Scenario Our Peers Our Peers Peer Median PBCT Peer Median
Shock Up 100bps 2
-1.4% 4.5% 1.8% 7.0% 4.0x
Shock Up 200bps 3
-2.7% 9.0% 3.6% 15.9% 4.4x
Change in Net Interest Income

High Quality Consumer Portfolio
Total Portfolio $4.7 billion
(as of June 30, 2010)
Residential Mortgage Portfolio
Credit Statistics
Weighted Average:
Loan to value¹
54%
FICO scores¹
727
Net charge-offs: 0.07%
Non-accrual: 3.40%
Home Equity Portfolio
Credit Statistics
Weighted Average:
Combined LTV¹
55%
FICO scores¹
751
Net charge-offs: 0.03%
Non-accrual: 0.44%
(1) Excludes the impact of the former Butler Bank and the former Chittenden Corp.
1-4 Family
Residential
53%
Home Equity
Loans & Lines
42%
Indirect
Auto
4%
Other
1%

Retail
27%
Office
25%
Industrial
12%
Residential
14%
Hospitality
9%
Other
11%
Land
2%
Well Balanced Commercial Portfolio
As of June 30, 2010
Total Portfolio $10.5 billion
$5.5 billion CRE¹
(1) Includes the Commercial Real Estate portion of the Shared National Credit portfolio of $229 million
CRE, By Sector
SNC
4%
Equip. Fin.
22%
Commercial
Real Estate
50%
General C&I
24%

Peer Group
Company Name Ticker State
Associated Banc-Corp ASBC WI
Astoria Financial Corporation AF NY
BOK Financial Corporation BOKF OK
City National Corporation CYN CA
Comerica Incorporated CMA TX
Commerce Bancshares, Inc. CBSH MO
Cullen/Frost Bankers, Inc. CFR TX
First Horizon National Corporation FHN TN
Flagstar Bancorp, Inc. FBC MI
Fulton Financial Corporation FULT PA
Hudson City Bancorp, Inc. HCBK NJ
M&T Bank Corporation MTB NY
Marshall & Ilsley  Corporation MI WI
New York Community Bancorp, Inc. NYB NY
Synovus Financial Corp. SNV GA
TCF Financial Corporation TCB MN
Valley National Bancorp VLY NJ
Webster Financial Corporation WBS CT
Zions Bancorporation ZION UT

For more information, investors may contact: Peter Goulding, CFA peter.goulding@peoples.com (203) 338-6799